UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 12, 2014
Date of report (date of earliest event reported)

LPL Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

75 State Street
Boston MA 02109
(Address of principal executive offices) (Zip Code)

(617) 423-3644
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On February 12, 2014, LPL Financial Holdings Inc. (the “Company”) entered into a definitive agreement (the “Repurchase Agreement”) with an investment fund affiliated with TPG Global, LLC (the “Sponsor”) to repurchase 1,923,076 shares of the Company’s common stock directly from the Sponsor (the “Repurchase”) in a private transaction at a price of $52.00 per share, for total consideration of $100.0 million. The closing of the Repurchase is contingent on the closing of the Offering (as defined below) by the Sponsor. Prior to the Repurchase and the Offering (defined below), the Sponsor owned 16.4% of the outstanding shares of the Company’s common stock.
The foregoing summary of the terms of the Repurchase Agreement is qualified in its entirety by the Repurchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.
The Repurchase will be made pursuant to the Company’s existing share repurchase program and is conditioned on the closing of a sale by the Sponsor to a private investor of 1.9 million shares of the Company’s common stock pursuant to the Company’s existing shelf registration statement (File No. 333-173703) filed with the Securities and Exchange Commission (the “Offering”). On February 12, 2014, the Sponsor entered into a stock purchase agreement (the “Securities Purchase Agreement”) with the private investor in connection with the Offering and the sale of an additional 100,000 shares of the Company’s common stock by other selling stockholders.
The closings of the Offering and the Repurchase are expected to take place on or about February 19, 2014 subject to the satisfaction of customary closing conditions.
A copy of the form of Securities Purchase Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K. Ropes & Gray LLP, counsel to the Company, has issued an opinion to the Company regarding the shares to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.
The Company has issued a press release in connection with the events described in this Current Report on Form 8-K, which press release is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.2.
Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Ropes & Gray LLP

10.1	Repurchase Agreement dated February 12, 2014

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above)

99.1	Form of Securities Purchase Agreement

99.2	Press Release dated February 13, 2014 (“LPL Financial Announces $100 Million Share Repurchase from TPG and Separate $104 Million Direct Offering by TPG and Other Selling Stockholders")

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Dan H. Arnold
Dan H. Arnold
Chief Financial Officer

Dated: February 13, 2014